UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 5, 2012

000-53446

(Commission File Number)

PROPANC HEALTH GROUP CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	33-0662986
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

576 Swan Street
Richmond, VIC, 3121 Australia
 (Address of principal executive offices)  (Zip Code)

61 03 92084182

(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2012, Dr. Douglas Mitchell resigned from his positions as President and Chairman of the Board of Director of Propanc Health Group Corporation (the “Company”), effective immediately.

Dr. Mitchell’s resignation letter to the Board did not state that his resignation was due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The Board noted that Dr. Mitchell has made significant contributions to the Company and it appreciates all that he has done for the Company.

Item 9.01   Financial Statements and Exhibits

9.01 (d) Exhibits

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 13, 2012
PROPANC HEALTH GROUP CORPORATION

	By:	/s/ James Nathanielsz
	Name:	James Nathanielsz
	Title:	Chief Executive Officer